Subsequent Events	12 Months Ended
Jun. 30, 2016
Subsequent Events

20. Subsequent Events

On July 2, 2016, STA Holdings granted 147,596 Class B Series Three common shares pursuant to the EIP. The Company will recognize non-cash stock-based expense related to these grants during the quarter ending September 30, 2016.

On July 27, 2016 the Company entered into a Fourth Amended and Restated Credit Agreement. The new amended credit facility increased the commitments to $340.0 million (US $290.0 million and Canadian $50.0 million), from the previous commitments of $225.0 million and extended the maturity date to July 27, 2021. The increase in the size of the facility resulted from the addition of two new lenders to the bank group and certain existing lenders increasing their commitments. The new amended facility also provides for a US$100 million “accordion feature”, which provides access to a larger facility should it be needed in the future. The Company used drawings under the credit agreement in part to repurchase the US $35 million Senior Secured Notes due November 10, 2016.

On August 1, 2016, the Company provided notice for the early redemption and settlement of the Senior Secured Notes due November 10, 2016. On September 1, 2016, the Company redeemed the Senior Secured Notes for $35.0 million in cash in accordance with the Note Purchase Agreement dated December 14, 2006, between the Company, Sun Life Assurance Company of Canada, London Life Insurance Company and Computershare Trust Company, N.A., governing the Senior Secured Notes.

On August 16, 2016, the Company issued the Cdn$ 5.25% convertible unsecured subordinated debentures due September 30, 2021 at a price of $1,000 per debenture, for total gross proceeds of $65.8 million (Cdn $85.0 million). The net proceeds of the 5.25% convertible unsecured subordinated debentures will primarily be used to pay off existing long-term debt and for general corporate purposes.

On August 23, 2016, the Company announced that it called for the early redemption and settlement of the 6.25% US convertible unsecured subordinated debentures due June 30, 2018. On September 19, 2016 the Company is expected to redeem the $60.0 million of 6.25% US convertible unsecured subordinated debentures for $60.0 million in cash in accordance with the Trust Indenture dated June 7, 2011, between STI and Computershare Trust Company of Canada governing the 6.25% US convertible unsecured debentures.

During July and August 2016, the Company entered into additional operating leases with nine major financial institutions to lease approximately $44.8 million in growth and replacement school vehicles for the upcoming 2016-2017 school year. The term of these leases is six years at effective fixed rates in the range of 2.0% to 3.6%. Annual lease payments on these additional leases will approximate $6.0 million per year for the term of the leases.